SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K
                                    --------


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                                November 6, 2003
                ------------------------------------------------
                Date of report (Date of earliest event reported)



                                   ADVO, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                       1-11720                  06-0885252
 ---------------------------      ------------------------      -------------
 (State or other jurisdiction     (Commission file number)      (IRS Employer
of incorporation or organization)                             IdentificationNo.)



         One Univac Lane, P.O. Box 755, Windsor, Connecticut 06095-0755
        ---------------------------------------------------------------
                    (Address of Principal Executive Offices)




Registrant's telephone number, including area code:  (860) 285-6100
                                                   -------------------

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ITEM 5.       OTHER EVENTS
              ------------

On November 6, 2003, ADVO, Inc. (the "Company") issued a press release announcing the election of Karen Kaplan to the Company's Board of Directors. Ms. Kaplan is President of advertising agency Hill, Holliday, Connors, Cosmopulos Inc. in Boston, Massachusetts.

A copy of the Company's press release is filed as Exhibit No. 99.1 to this Current Report.



ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

              (c)   Exhibits.


Exhibit No.     Description
-----------     -----------

  99.1          Press release dated November 6, 2003, issued by the Company.









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                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                           ADVO, Inc.

Date: November 6, 2003
      ----------------                     By  /s/ JOHN D. SPERIDAKOS
                                             -----------------------------------
                                                   John D. Speridakos
                                                   Vice President and Controller














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                                  EXHIBIT INDEX
                                  -------------


                                                                Incorporated by
Exhibit No.         Description                                 Reference
----------          -----------                                 ----------------

   99.1             Press release dated November 6, 2003,       Filed herewith.
                    issued by the Company.